UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	DRCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, Direct Digital Holdings, Inc. (the “Company”), appointed Diana Diaz, who had been serving as the Company’s interim Chief Financial Officer, as permanent Chief Financial Officer. Additionally, acting through its operating subsidiary Direct Digital Holding, LLC, the Company entered into an Executive Employment Agreement with Diana Diaz (the “Employment Agreement”), with an effective date as of October 16, 2023 and which governs Ms. Diaz’s employment as Chief Financial Officer of the Company. Pursuant to the Employment Agreement, Ms. Diaz will serve as an at-will employee, receive an annual base salary of $350,000 and be eligible to receive a discretionary annual bonus and long-term incentive awards. She will also be eligible to receive certain expense reimbursements and be eligible to participate in the Company’s benefit plans generally. In addition, the employment agreement includes customary non-competition, non-solicitation, non-raiding, non-disparagement, confidentiality, and intellectual property covenants. Ms. Diaz will also be entitled to certain severance and change in control benefits, pursuant to the Employment Agreement. The Employment Agreement has an indefinite term and each of Ms. Diaz and the Company may terminate the Employment Agreement upon the giving of written notice. The information set forth in Item 5.02 of the Company’s Current Report on Form 8-K filed June 6, 2023 with respect to Ms. Diaz is incorporated by reference herein.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On October 18, 2023, the Company issued a press release announcing the appointment of Ms. Diaz as permanent Chief Financial Officer, a copy of which is attached here as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Employment Agreement, effective as of October 16, 2023, between Direct Digital Holdings, LLC and Diana Diaz.
99.1	Press release, dated October 18, 2023, announcing appointment of Diana Diaz as Chief Financial Officer
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2023 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Mark Walker
Mark Walker Chief Executive Officer